                                                                    Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Household International, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, David A. Schoenholz, President and Chief Operating Officer (as Principal Financial Officer) of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ David A. Schoenholz
                                           ---------------------------
                                           David A. Schoenholz
                                           President and Chief Operating Officer
                                           August 14, 2002